SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): December 9, 2002

                    The Interpublic Group of Companies, Inc.
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               (Exact Name of Registrant as Specified in Charter)


           Delaware                     1-6686                  13-1024020
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 (State or Other Jurisdiction      (Commission File            (IRS Employer
       of Incorporation)                Number)             Identification No.)

 1271 Avenue of the Americas, New York, New York                    10020
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 (Address of Principal Executive Offices)                         (Zip Code)


        Registrant's telephone number, including area code: 212-399-8000


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          (Former Name or Former Address, if Changed Since Last Report)


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Item 9. Regulation FD Disclosure.

            The text of a slide show, dated December 9, 2002 and made available by The Interpublic Group of Companies, Inc. (the "Company") at two conferences with investors on December 9, 2002 and December 11, 2002, respectively, and posted on the Company's website, is attached hereto as Exhibit 99.1.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      The Interpublic Group of Companies, Inc.


Date: December 12, 2002               By:  /s/ Nicholas J. Camera
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                                            Name:  Nicholas J. Camera
                                            Title: Senior Vice President,
                                                   General Counsel and
                                                   Secretary